ASSIGNMENT AND ASSUMPTION OF LEASES

STATE OF South Carolina
                             KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF Greenville

     That, CONSOLIDATED CAPITAL PROPERTIES VI, a California limited partnership (Assignor"), for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, to Assignor in hand paid, the receipt and legal sufficiency of which are hereby acknowledged, hereby transfers, assigns and sets over unto The Vandenburg Organization, a Texas corporation d/b/a TVO Realty Partners ("Assignee"), all of the right, title and interest of Assignor in and to all leases of, and security deposits and prepaid rents relating to space in (together, the "Leases") the real property described on Exhibit A, attached hereto and made a part hereof for all purposes.

     TO HAVE AND TO HOLD the Leases, together with any and all of the rights and appurtenances thereto in anywise belonging to Assignor (excluding the right to receive rents paid under the Leases and which accrued before the date of this Assignment), unto Assignee and Assignee's successors and assigns forever, and Assignor does hereby bind Assignor and Assignor's legal representatives and successors, to WARRANT AND FOREVER DEFEND all and singular the Leases unto Assignee and Assignee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

     In consideration of the foregoing assignment, Assignee hereby assumes, and agrees to perform all of the obligations of Assignor under the Leases, including, but not limited to, the obligation to refund any security deposits delivered by Assignor to Assignee. Assignee takes the Leases subject to any existing defaults thereunder.

Assignor will indemnify, defend and hold harmless Assignee and its Related Parties from and against any and all claims, demands, suits, actions, proceedings, damages, liabilities, penalties, costs, expenses and fees (including reasonable attorneys' fees) arising from the misapplication prior to the Closing Date of any security deposits received by Assignor. Assignee will indemnify, defend and hold harmless Assignor and its Related Parties from and against any and all claims, demands, suits, actions, proceedings, damages, liabilities, penalties, costs, expenses and fees (including reasonable attorneys' fees) arising from the misapplication on or after the Closing Date of any security deposits received by Assignee from Assignor.

     "Related Parties" shall mean any person or entity affiliated with or owning or controlling, in whole or in part, directly or indirectly, the indemnified party, the joint venturers, partners, trustees, officers, directors, shareholders, employees, agents and attorneys at any time and from time to time of any of the foregoing, and the heirs, legal representatives, successors and assigns of each of the foregoing.

     EXECUTED effective as of this 13th day of October, 1996 (the "Closing
Date").

                         ASSIGNOR:

                         CONSOLIDATED CAPITAL PROPERTIES VI, A CALIFORNIA LIMITED PARTNERSHIP

                         By: CONCAP EQUITIES, INC., its general partner

                              By:   /s/ William H. Jarrard, Jr.

                              Name: William H. Jarrard, Jr.

                              Title: President


                         ASSIGNEE:

                         TVO CELINA PLAZA PARTNERS, L.P.

                         By: TVO Viscount, Inc.
                             Its General Partner

                         By: /s/ David Vendenburg

                         Printed Name: David Vandenburg

                         Title: President



STATE OF SOUTH CAROLINA

COUNTY OF GREENVILLE

     Personally appeared before me, the undersigned authority in and for the said County and State, on this the 13th day of October, 1997, within my jurisdiction, the within named William H. Jarrard, Jr., who acknowledged that he/she is President of CONCAP EQUITIES, INC., its general partner of CONSOLIDATED CAPITAL PROPERTIES VI, a California limited partnership, and that for and on behalf of said limited partnership and as its act and deed he/she executed the above and foregoing instrument, after first having been duly authorized by said limited partnership so to do.

                              /s/ Lee Ann Price
                              Notary Public


My Commission Expires:

May 14, 2007
[Notary Seal]



STATE OF ILLINOIS

COUNTY OF COOK

     This 13th day of October, 1997, personally came before me David Vandenburg, who, being by me duly sworn, says that he is President of The Vandenburg Organization, a Texas corporation d/b/a TVO Realty Partners, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed by him in behalf of said corporation by its authority duly given. And the President acknowledged the writing to be the act and deed of said corporation.

     WITNESS my hand and Notarial Seal, this the 13th day of October, 1997.

                              /s/ Zenola H. Bradshaw
                              Notary Public
My Commission expires:

July 6, 1998

[NOTARY SEAL]